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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


COMMISSION FILE NO. 0-18866                        DATE OF REPORT: MAY 6, 1998
                                                 ate of earliest reported event)


                       FIRST NATIONAL ENTERTAINMENT CORP.
        (EXACT NAME OF SMALL BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


         COLORADO                                                93-1004651
-------------------------------                              -------------------
(STATE OR OTHER JURISDICTION OF                               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


           600 ENTERPRISE DRIVE, SUITE 109, OAK BROOK, ILLINOIS 60523
           ----------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (630) 573-8209
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)






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Item 2.  Acquisition or Disposition of Assets

First National Video Corp., a wholly owned subsidiary of First National Entertainment Corp. has acquired the assets and operating rights to six video stores in the Chicago area effective with the close of business on April 28, 1998. The assets were purchased for cash from Alpine Investments. Assets include, Equipment, Inventory, Computers, Leasehold improvements and Business Name. Lease assignments were also obtained.

First National Video Corp. will continue to operate the six stores under the name Windy City Video.



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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              First National Entertainment Corp.
                                              ----------------------------------
                                              Registrant

                                               /s/ Charles E. Nootens
May 6, 1998                                   ----------------------------------
                                              Signature

                                              Charles E. Nootens
                                              Chairman